Exhibit 99.2

Video Solutions Segment – Pro Forma Operating Financial Statements

The following exhibits present the operating financial statements for the Video Solutions segment. Exhibit 1 presents the segment’s operating assets and liabilities as of June 30, 2026. Exhibit 2 presents the pro forma income statement for fiscal year 2026, combining first-half actual results with the second-half forecast, with detailed assumptions for each line item. Exhibit 3 presents the pro forma operating cash flow derived from projected balance sheet changes, with supporting assumptions for each projected ending balance and its resulting cash impact.

Exhibit 1 — Operating Assets & Liabilities (as of June 30, 2026)

June 30, 2026
Operating Assets
Inventory, net of obsolescence reserve	$1,498,602
Accounts Receivable and Subscription Receivable	$5,211,238
Allowance for AR doubtful account	$(255,000)
Prepaid Expense	$351,188
ROU Asset - Building	$109,711
Property, Plant & Equipment, net	$63,834
Intangible Assets – Patent, net	$168,024
Total Operating Assets	$7,147,597

Operating Liabilities
Deferred Revenue, ST and LT	$6,623,040
ROU Obligation - Building	$109,711
Accounts Payable	$193,935
Accrued Expenses	$199,877
Total Operating Liabilities	$7,126,563

NET OPERATING ASSETS	$21,034

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Exhibit 2 — Pro Forma Income Statement

	2026 (H1 Actual + H2 Forecast)	Assumptions
Product Revenue	$1,200,000	H1 actual $475,518 per the June 2026 close; H2 forecast $724,482. Bottom-up H2 pipeline ($4.74M raw / $1.81M conservatively weighted) covers the H2 forecast ~2.5×.

Service Revenue	$4,300,000	H1 actual $1,775,102 + H2 forecast $2,524,898. H2 growth over the H1 run rate is supported by $3,009,194 short-term deferred revenue at 6/30 and the Q4 renewal cycle. Existing deferred base recognized per ASC 606.

Total Revenue	$5,500,000	FY2026 of $5.5M reflects H1 actuals plus the H2 forecast, consistent with the Year 1 revenue target under the Agreement. FY2027 $5.8M (+5.5%), the Year 2 target. ~78% recurring.

COGS – Product	$1,416,047	H1 operating COGS $610,417 (excludes the one-time inventory charge-off presented below EBITDA). H2: materials $776,230 scaled to the $724K H2 product forecast + storage rent $29,400 = $805,630. FY $1,416,047.

COGS – Service	$1,277,438	H1 actual $595,041 (AWS, T-Mobile, Particle/Nova/ADCi, deployment & support labor). H2 forecast $682,397; FY $1,277,438.

Total COGS	$2,693,485

Gross Profit	$2,806,515	Margin 51.0%.

R&D Expense	$571,180	H1 actual $274,838 + H2 forecast $296,342. Fixed headcount.

Selling & Promotional	$438,166	Sales salaries $185,369 + travel $45,000 + trade shows $40,000 + commissions $167,797.

G&A Expense	$859,037	Salaries $421,837, contractors $83,200, benefits $84,000, rent $90,000, IT $60,000, insurance $28,000, supplies $12,000, other/unallocated $80,000 (per GL).

Total SG&A	$1,868,383	R&D $571,180 + S&P $438,166 + G&A $859,037.

EBITDA	$938,132	Margin 17.1%. Presented before the one-time non-cash items shown separately below.

Inventory Reserve	$(567,357)	For conservatism, management recorded a one-time, non-recurring charge-off of excess and obsolete inventory in the June 2026 close. Non-cash: fully reflected in the $2,172,575 obsolescence reserve in Exhibit 1, with no impact on operating cash flow; no further write-downs assumed in H2.

Provision for credit losses	$(169,738)	For conservatism, management recorded a one-time credit loss allowance in the June 2026 close (GL 6130-000-00), growing the reserve from $85,262 at 12/31/25 to $255,000 at 6/30/26 per Exhibit 1. Non-cash: added back in Exhibit 3, with no impact on operating cash flow; no further provision assumed in H2.

Depreciation	$(41,371)	Gross PP&E $542,461, net $63,834 at 6/30/26 → $46,482 by 12/31/26. No CapEx planned.

Patent Amortization	$(58,008)	Net $168,024 at 6/30/26 per Exhibit 1 ($381,635 gross less $213,611 accumulated); amortized at $14,502/quarter to $139,020 by year-end. $80K H2 prosecution costs capitalized to the balance sheet (investing), not amortized until grant; 12/31/26 net $219,020.

Net Income	$101,658	EBITDA $938,132 less one-time non-cash items of $737,095, depreciation of $41,371, and patent amortization of $58,008.

14001 Marshall Drive ● Lenexa, KS 66215 ● digitalally.com ● 800.440.4947

Exhibit 3 — Pro Forma Operating Cash Flow

Operating Activities	Amount	Assumptions
Net Income	$101,658	Revenue $5,500,000 less COGS $2,693,485 less SG&A $1,868,383 = EBITDA $938,132, less one-time non-cash items $737,095 (inventory charge-off $567,357; credit loss reserve true-up $169,738), depreciation $41,371, and patent amortization $58,008. Both one-time items are added back below; the inventory balance change is measured on a gross (pre-reserve) basis.

Non-cash adjustments (add-back to net income):

Depreciation	+$41,371	PP&E net of $87,853 at 12/31/25, $63,834 at 6/30/26 actual (H1 depreciation $24,019), $46,482 projected at 12/31/26. No CapEx planned.

Patent amortization	+$58,008	Patent net of $197,028 at 12/31/25 (derived), $168,024 at 6/30/26 actual per Exhibit 1; amortized at $14,502/quarter to $139,020 before additions. The $80K H2 prosecution costs are capitalized separately in investing (not amortized until grant); 12/31/26 net $219,020.

Provision for credit losses	+$169,738	For conservatism, management recorded a one-time Q2 true-up of $169,738 (GL 6130-000-00, recorded in the June 2026 close), growing the reserve from $85,262 at 12/31/25 to $255,000 at 6/30/26 per Exhibit 1, held flat through year-end (no H2 provision or write-offs assumed); presented as a one-time item in Exhibit 2. Coverage of 4.89% of gross receivables at 6/30.

Inventory Reserve	+$567,357	Non-cash charge-off establishing the excess and obsolete inventory reserve, recorded for conservatism in the June 2026 close (booked 6/30/26, GL 5000-000-00) and presented as a one-time item in Exhibit 2. The offsetting reserve increase is reflected in the gross inventory balance change below.

Total non-cash add-backs	$836,474

Changes in operating assets and liabilities:

Inventory increase	$(393,065)	Measured on gross inventory (before the obsolescence reserve), consistent with the charge-off add-back above: H1 gross build of $393,065, held at the 6/30 gross level of $3,671,177 through year-end

AR & subscription increase	$(391,656)	12/31/25 $6,303,284; 6/30/26 actual $5,211,238; 12/31/26 projected $6,694,940 — the H2 rebuild is driven by Q4 subscription billings consistent with the service forecast.

Prepaid increase	$(200,804)	12/31/25 $150,384; 6/30/26 actual $351,188 per Exhibit 1; held at the 6/30 level through year-end. Reflects annual insurance and maintenance prepayments.

Deferred revenue increase	+$759,466	12/31/25 $7,594,656; 6/30/26 actual $6,623,040; 12/31/26 projected $8,354,122 (+10% over 12/31/25). H1 decline of $972K reflects recognition seasonality; the $1.73M H2 rebuild depends on the Q4 renewal/booking cycle (roughly one-third annual agency deals, two-thirds multi-year bundles) — the plan’s key balance-sheet dependency.

AP increase	$(116,421)	12/31/25 $310,356; 6/30/26 actual $193,935; held at the 6/30 level; no H2 inventory build is forecast.

Accrued expenses increase	+$54,539	12/31/25 $145,338; 6/30/26 actual $199,877; held at the 6/30 level through year-end.

Net working capital change	$(287,941)	Net operating asset uses of $1,102K (inventory $393K, AR $392K, prepaid $201K, AP $116K), partially offset by the deferred revenue and accrual rebuild, for a net working capital absorption of $290K.

Operating Cash Flow	$650,191	NI $101,658 + non-cash add-backs $836,474 less working capital absorption $287,941 = $650,191

Investing Activities	Amount	Assumptions
Patent prosecution costs capitalized	$(80,000)	Patent prosecution costs of $80,000 are capitalized as an intangible asset per company policy and classified as an investing outflow. No other capital expenditures planned for the period

NET CASH	$570,191	Operating CF $650,191 less investing $80,000. No financing activities.

14001 Marshall Drive ● Lenexa, KS 66215 ● digitalally.com ● 800.440.4947

Exhibit 4 — Technology Infrastructure (Unrecorded Intangible Asset)

Asset Summary

Platform: Microsoft Dynamics GP 2018 (Version 18.2, Perpetual License)

License Type: Perpetual, owned outright and no ongoing subscription fee.

Microsoft Account Number: 5271773 (Digital Ally)

First Registered: April 23, 2015

Active Modules: 5

Licensed Users: 21 Full Concurrent User CALs + 144 Self-Serve Named User CALs

Active Users: 24 (as of current Microsoft registration)

Annual Maintenance Stack: $24,532/year (documented; NetStandard Quote #1607-1, 7/21/2025) see breakdown below.

Maintenance Prepaid Status: FY2026 renewal prepaid through 9/26/2026.

Original Investment: $2,000,000

Net Book Value: $0 (fully amortized as of December 31, 2025)

Core Business Functions Supported

●	Inventory Management: FIFO costing, receiving, and COGS calculation for body-worn camera hardware and related accessories.

●	Accounts Receivable: AR aging, allowance tracking, and cash application across 100+ active government agency customers.

●	Accounts Payable: Vendor management and AP aging

●	Revenue & Commission Deferral: Native deferral profiles (3-, 5-, 7-year) supporting ASC 340-40

●	Subscription Billing & Deferred Revenue: Multi-year contract billing and ASC 606 recognition schedules.

●	Financial Reporting: Full GL, Smart List reporting, and period-end close procedures supporting monthly, quarterly, and annual SEC reporting.

●	CRM Integration: GP integrates with external CRM platforms (e.g., Salesforce, Dynamics 365 Sales) via standard APIs and third-party connectors for unified customer and contract data.

●	Barcode & Field Operations -PanatrackerGP: Native GP plug-in for mobile barcode scanning, inventory tracking, and fixed asset management; plug-and-play on the existing GP instance with no custom integration required (panatrack.com).

14001 Marshall Drive ● Lenexa, KS 66215 ● digitalally.com ● 800.440.4947

Estimated Replacement Cost

Management’s estimate of the cost to deploy a comparable ERP environment from scratch, based on publicly available industry benchmarks (see Sources below):

Cost Component	Low	High	Benchmark Basis
Software licensing — perpetual	$150,000	$300,000	Equivalent perpetual ERP license (GP or comparable mid-market platform); GP perpetual license acquired by DA in 2015 included 21 concurrent + 144 named user CALs

Implementation & configuration	$200,000	$400,000	100–700+ consultant hours at $150–$350/hour (Panorama 2025)

Custom development & integrations	$80,000	$180,000	CRM and barcode integrations; each gap adds $5,000–$50,000 (DualEntry 2025)

Data migration — 10+ years historical	$75,000	$150,000	10+ years of data (since April 2015) across multiple modules; Panorama estimates up to $75,000 for complex migrations

Training & change management	$30,000	$60,000	Standard allocation per Panorama 2025 ERP Report

Business disruption / downtime risk	$50,000	$100,000	Lost productivity during cutover; typically excluded from vendor quotes

Total Estimated Replacement Cost	$585,000	$1,190,000	Conservative; excludes 10+ years of intact historical transaction data and configured integration value

Benefits to Cycurion

●	Perpetual license — no subscription cost: GP is owned outright under a perpetual license; Buyer assumes no ongoing licensing fee, only the annual Enhancement Plan renewal ($259/incident support; annual renewal cost documentable from contract #4098270)

●	Zero day-one ERP spend: No capital outlay required to stand up financial and operational systems at closing

●	Immediate operational continuity: Billing, collections, deferred revenue recognition, and financial reporting continue uninterrupted

●	CRM integration ready: GP’s open API architecture supports connection to external CRM without custom development

●	Barcode, fixed assets & field operations - Panatrack actively deployed: PanatrackerGP already running with Manufacturing Standard, Fixed Assets, RMA Receiving, and 3 MCLs — no setup or integration required at closing

●	Prepaid maintenance transfers at closing: FY2026 annual maintenance ($24,532) is prepaid through 9/26/2026; Buyer receives remaining prepaid value as a balance sheet asset on the closing date

●	Preserved data history: Ten-plus years of customer, contract, and financial records transfer intact (since April 2015) — standalone migration of this volume estimated at $75,000–$150,000

●	ASC 805 purchase accounting: Buyer establishes new amortizable tax basis (15-year life, Section 197) at fair value regardless of Seller’s $0 carrying value

GP is not included in Exhibit 1 operating assets due to its $0 carrying value. Under ASC 805, buyer is required to recognize all identifiable acquired assets at fair value on the acquisition date, independent of our book value.

14001 Marshall Drive ● Lenexa, KS 66215 ● digitalally.com ● 800.440.4947